UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

CHORDIANT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	93-1051328
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:

000-29357

20400 Stevens Creek Boulevard, Suite 400
Cupertino, CA    95014
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (408) 517-6100

Item 7. Financial Statements and Exhibits.

  Financial Statements of business acquired.

  Not applicable.

  Pro forma financial information.

  Not applicable.

  Exhibits.

Number   Description

99.1        Press Release of Chordiant Software, Inc. dated October 21, 2003.

Item 9. Regulation FD Disclosure.

The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Commission in Release No. 33-8216 issued March 27, 2003.

On October 21, 2003 we issued a press release announcing results for the three and nine months ended September 30, 2003.  A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

This report on form 8-K includes "forward-looking statements" that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. Forward-looking statements in this release are generally identified by words, such as "believes," "anticipates," "plans," "expects," "will," "would," "guidance," "projects" and similar expressions which are intended to identify forward-looking statements. There are a number of important factors that could cause the results of Chordiant to differ materially from those indicated by these forward-looking statements, including, among others, potential difficulties in the assimilation of operations, strategies, technologies, personnel and products of acquired companies and technologies, the impact of perceived or actual weakening of economic conditions on customers' and prospective customers' spending on Chordiant software and services; quarterly fluctuations in Chordiant's revenues or other operating results; failure by Chordiant to meet financial expectations of analysts and investors, including failure resulting from significant reductions in demand from earlier anticipated levels; risks related to market acceptance of Chordiant's products; customization and deployment delays or errors associated with Chordiant products; impact of long sales and implementation cycles for certain Chordiant products; reliance by Chordiant on a limited number of customers for a majority of its revenues; Chordiant's need to retain and enhance business relationships with systems integrators and other parties; Chordiant's use in its products of third-party software; activities by Chordiant and others regarding protection of intellectual property; and competitors' release of competitive products and other actions. Further information on potential factors that could affect the financial results of Chordiant are included in risks detailed from time to time in Chordiant's Securities and Exchange Commission filings, including without limitation Chordiant's Annual Report on Form 10-K and Quarterly Reports filed on Form 10-Q. These filings are available on a Web site maintained by the Securities and Exchange Commission at www.sec.gov. Chordiant does not undertake an obligation to update forward-looking or other statements.

The following non-GAAP measures will be discussed during our webcast on Tuesday, October 21, 2003 at 2:00 p.m. PT / 5:00 p.m. ET / 22:00 GMT (London).

(in thousands $000's)	September 30, 2003	June 30, 2003
GAAP Days Sales Outstanding ("DSO")
Accounts receivable	$15,226	$18,711
Total revenue	$17,766	$17,085
Ratio: Accounts receivable divided by Total revenue	0.86	1.10

Days outstanding in quarter	90	90

Ratio multiplied by Days outstanding in quarter = Days Sales Outstanding	77	99
Non-GAAP Adjusted DSO Reconciliation
Accounts receivable	$15,226	$18,711
Less: Deferred revenue included in accounts receivable	$7,225	$11,615
Adjusted accounts receivable	$8,001	$7,096

Total revenue	$17,766	$17,085

Ratio: Adjusted accounts receivable divided by total revenue	0.45	0.42

Days outstanding in quarter	90	90

Ratio multiplied by Days outstanding in quarter = Adjusted Days Sales Outstanding	41	38

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chordiant Software, Inc.
Date: October 21, 2003	By: /s/ Steve G. Vogel Steve G. Vogel Chief Financial Officer, Chief Accounting Officer and Secretary

EXHIBIT INDEX
Exhibit Number
99.1	Press Release of Chordiant Software, Inc., dated October 21, 2003.